FOR IMMEDIATE RELEASE McCORMICK REPORTS SECOND QUARTER PERFORMANCE, REAFFIRMS 2024 OUTLOOK, AND ANNOUNCES 2024 INVESTOR DAY HUNT VALLEY, Md., June 27, 2024 - McCormick & Company, Incorporated (NYSE:MKC), a global leader in flavor, today reported financial results for the second quarter ended May 31, 2024 and reaffirmed fiscal 2024 outlook. • Sales declined 1% in the second quarter from the year-ago period. In constant currency, sales also declined 1%. These comparisons reflect volume growth in Consumer, offset by volume declines in Flavor Solutions. • Operating income was $234 million in the second quarter compared to $222 million in the year-ago period. Adjusted operating income was $236 million compared to $235 million in the year-ago period. • Earnings per share was $0.68 in the second quarter as compared to $0.56 in the year-ago period. Adjusted earnings per share was $0.69 compared to $0.60 in the year-ago period. • For fiscal year 2024, McCormick reaffirmed its sales, operating profit, and adjusted earnings per share outlook. President and CEO's Remarks Brendan M. Foley, President and CEO, stated, “We are pleased with our performance for the first half of the year, which was in line with our expectations and reflects the success of our prioritized business investments to drive improving results and trends. The investments we made in our Consumer segment drove substantial sequential volume improvement in the second quarter, leading to volume growth, and we expect continued momentum for the second half of the year. In Flavor Solutions, lower demand from some quick service restaurant and packaged food customers combined with the timing of customer activities, impacted our second quarter performance. We believe our collaboration and strong innovation pipeline with our customers will drive improved volume performance in the second half of the year.

“As we look ahead, we will continue to prioritize our investments in key categories and execute on the initiatives within our growth levers, including brand marketing, new products and packaging, category management, and proprietary technology. Notably, we expect our innovation pipeline across both segments combined with our brand marketing initiatives to accelerate our return to total volume growth. In addition, we remain well positioned with our cost savings initiatives to fuel investments as well as generate operating margin expansion. Our results for the first half of the year coupled with our growth plans, support our continued confidence in achieving the mid to high-end of our projected constant currency sales growth for 2024. “Overall, we are confident in the sustained trajectory of our business, and in our ability to deliver on our 2024 outlook and long-term financial objectives. Our commitment is underpinned by our proven track record, our broad and advantaged global portfolio, our focus on high growth, profitable categories, our alignment with consumer trends, as well as our differentiated heat platform. Our business fundamentals are strong, and we expect to continue to deliver profitable growth and drive value for shareholders.” “Lastly, I would like to express my gratitude to McCormick employees around the world, as they remain the cornerstone of our success. Their dedication, ongoing contributions, and the momentum they are driving into the business continue to energize me. Importantly, as a leadership team, we remain committed to elevating our power of people culture and to building the next generation of leaders and capabilities that will drive our success well into the future.” Second Quarter 2024 Results McCormick reported a 1% sales decline in the second quarter from the year-ago period with minimal impact from currency. This decline includes the impact of the Company’s strategic decision to divest a small canning business and reflects a 1% volume decline attributable to lower customer demand and the timing of customer activities in the Company’s Flavor Solutions segment, which more than offset volume growth in the Consumer segment. Gross profit margin expanded 60 basis points versus the second quarter of last year. This expansion was driven by cost savings led primarily by the Company's Comprehensive Continuous Improvement (CCI) program. Selling, general, and administrative expenses increased from the year-ago period driven by increases in brand marketing, partially offset by CCI-led cost savings. Operating income increased to $234 million in the second quarter of 2024 compared to $222 million in the second quarter of 2023. Excluding special charges, adjusted operating income was $236 million in the second quarter of 2024 compared to $235 million in the year-ago period. In constant currency, adjusted operating income was comparable with the year-ago period, gross margin expansion was offset by higher selling, general, and administrative expenses. Income tax expense for the quarter included $20.2 million of net discrete tax benefits primarily associated with the recognition of a deferred tax asset related to an international legal entity reorganization.

Earnings per share was $0.68 in the second quarter of 2024 compared to $0.56 in the year-ago period. Special charges lowered earnings per share by $0.01 in the second quarter of 2024 and by $0.04 in the prior year period. Excluding these special charges, adjusted earnings per share was $0.69 in the second quarter of 2024 compared to $0.60 in the year-ago period. This increase was primarily attributable to the timing of a discrete tax benefit and higher income from unconsolidated operations, driven by strong performance by the Company's largest joint venture, McCormick de Mexico. Net cash provided by operating activities through the second quarter of 2024 was $302 million compared to $394 million through the second quarter of 2023. The year over year decline was primarily driven by higher incentive compensation payments and the timing of cash tax payments. Fiscal Year 2024 Financial Outlook McCormick's 2024 outlook reflects the Company's commitment to strengthen volume trends and prioritize investments to drive profitable results and return to differentiated volume-led growth as the year progresses. The Company's CCI and GOE programs are fueling growth investments while also driving operating margin expansion. Currency rates are expected to unfavorably impact sales, adjusted operating income and adjusted earnings per share by approximately 1%. In 2024, McCormick expects sales to range between (2)% to 0% compared to 2023, or (1)% to 1% on a constant currency basis. The Company expects a favorable impact from the prior year's pricing actions. Through the power of its brands and its targeted investments, the Company expects to improve volume trends as the year progresses and return to volume growth, absent any new macroeconomic headwinds. The Company's strategic decisions in 2023 to discontinue low margin business and divest a small canning business will impact volume growth in 2024. Operating income in 2024 is expected to grow by 8% to 10% from $963 million in 2023. The Company anticipates approximately $15 million of special charges in 2024 that relate to previous organizational and streamlining actions. Excluding the impact of special charges in 2024 and 2023, adjusted operating income is expected to increase 3% to 5%, or in constant currency 4% to 6%, driven by gross margin expansion partially offset by a significant increase in brand marketing investments. McCormick projects 2024 earnings per share to be in the range of $2.76 to $2.81, compared to $2.52 of earnings per share in 2023. The Company expects special charges to lower earnings per share by $0.04 in 2024. Excluding these impacts in 2024 and 2023, the Company projects 2024 adjusted earnings per share to be in the range of $2.80 to $2.85, compared to $2.70 of adjusted earnings per share in 2023, which represents an expected increase of 4% to 6%, or in constant currency 5% to 7%. For fiscal 2024, the Company expects strong cash flow driven by profit and working capital initiatives and anticipates returning a significant portion of cash flow to shareholders through dividends.

2024 Investor Day The Company plans to host its Investor Day on October 22, 2024 in Hunt Valley, Maryland. At the event, members of McCormick's executive leadership team will discuss the Company’s long-term strategy and financial outlook. Business Segment Results Consumer Segment (in millions) Three months ended Six months ended 5/31/2024 5/31/2023 5/31/2024 5/31/2023 Net sales $ 904.5 $ 912.1 $ 1,826.0 $ 1,821.6 Operating income, excluding special charges 149.3 153.6 325.6 327.0 Consumer segment sales decreased 1% from the second quarter of 2023, with minimal currency impact, reflecting a 1% decrease from pricing partially offset by modest volume growth. Strong volume growth across key categories was partially offset by volume declines in the Asia-Pacific region (APAC) principally attributable to the macro environment in China, and declines in prepared food categories, including Frozen and Asian, in the Americas. • Consumer sales in the Americas declined by 2% compared to the second quarter of 2023 with minimal impact from currency. The decline reflects pricing decrease of 1% and comparable volume and product mix. Volume growth in Spices and Seasonings was offset by volume declines in prepared food categories, including Frozen and Asian. • Consumer sales in Europe, Middle East and Africa (EMEA) increased 5% compared to the year-ago period. In constant currency, sales grew 4% primarily driven by a 4% increase from higher volume and product mix. In major markets, volume growth was broad based across product categories. • Consumer sales in APAC decreased 5% compared to the year-ago period. In constant currency, sales declined 1% with a 2% volume decline partially offset by a 1% increase from pricing actions. The volume decline was driven by slower demand in China, related to the macro environment. Outside of China, sales growth was strong and primarily driven by volume and product mix. Consumer segment operating income, excluding special charges, decreased 3% in the second quarter of 2024 compared to the year-ago period. In constant currency, operating income decreased by 2%, as price and increased brand marketing investments were partially offset by cost savings and lower distribution costs.

Flavor Solutions Segment (in millions) Three months ended Six months ended 5/31/2024 5/31/2023 5/31/2024 5/31/2023 Net sales $ 738.7 $ 747.1 $ 1,419.9 $ 1,403.1 Operating income, excluding special charges 86.6 81.4 148.0 134.8 Flavor Solutions segment sales declined 1% from the second quarter of 2023, with minimal impact from currency. This decrease reflects a 1% increase from pricing offset by a 2% decline in volume and product mix as well as the Company’s strategic decision to divest its canning business. • In the Americas, Flavor Solutions sales were comparable to the second quarter of 2023. In constant currency, sales declined 1%, reflecting a 1% increase from pricing and a 2% decrease in volume and product mix driven by softness in some quick service restaurant and packaged food customers' volumes, as well as the timing of customer activities. • The EMEA region's Flavor Solutions sales declined 7% compared to the second quarter of 2023. In constant currency, sales decreased 8% including a 3% decline from the canning divestiture. The remainder of the decrease was primarily driven by a volume decline of 4% attributable to softness in some quick service restaurant and packaged food customers' volumes as well as the timing of customer activities. • The APAC region's Flavor Solutions sales rose 6% compared to the second quarter of 2023. In constant currency, sales grew 10% reflecting 9% growth in volume and product mix, driven by new products as well as the timing of customers promotions, and a 1% increase from pricing. Flavor Solutions segment operating income, excluding special charges, grew 6% in the second quarter of 2024 compared to the year-ago period, with minimal impact from currency. Pricing actions and cost savings initiatives more than offset the impact of increased distribution, selling and marketing, and research and development expenses. Non-GAAP Financial Measures The following tables include financial measures of adjusted operating income, adjusted operating income margin, adjusted income tax expense, adjusted income tax rate, adjusted net income and adjusted diluted earnings per share. These represent non-GAAP financial measures, which are prepared as a complement to our financial results prepared in accordance with United States generally accepted accounting principles. These financial measures exclude the impact of special charges.

Special charges consist of expenses and income, as applicable, associated with certain actions undertaken by the Company to reduce fixed costs, simplify or improve processes, and improve our competitiveness, and are of such significance in terms of both up-front costs and organizational/structural impact to require advance approval by our Management Committee. Expenses associated with the approved actions are classified as special charges upon recognition and monitored on an on-going basis through completion. We believe that these non-GAAP financial measures are important. The exclusion of the items noted above provides additional information that enables enhanced comparisons to prior periods and, accordingly, facilitates the development of future projections and earnings growth prospects. This information is also used by management to measure the profitability of our ongoing operations and analyze our business performance and trends. These non-GAAP financial measures may be considered in addition to results prepared in accordance with GAAP, but they should not be considered a substitute for, or superior to, GAAP results. In addition, these non-GAAP financial measures may not be comparable to similarly titled measures of other companies because other companies may not calculate them in the same manner that we do. We intend to continue to provide these non-GAAP financial measures as part of our future earnings discussions and, therefore, the inclusion of these non-GAAP financial measures will provide consistency in our financial reporting. A reconciliation of these non-GAAP financial measures to the related GAAP financial measures is provided below:

(in millions except per share data) Three Months Ended Six Months Ended 5/31/2024 5/31/2023 5/31/2024 5/31/2023 Operating income $ 234.1 $ 221.8 $ 467.6 $ 420.8 Impact of special charges 1.8 13.2 6.0 41.0 Adjusted operating income $ 235.9 $ 235.0 $ 473.6 $ 461.8 % increase versus year-ago period 0.3% 2.6 % Operating income margin (1) 14.2% 13.4% 14.4% 13.0 % Impact of special charges 0.2% 0.8% 0.2% 1.3 % Adjusted operating income margin (1) 14.4% 14.2% 14.6% 14.3 % Income tax expense $ 26.2 $ 40.3 $ 75.8 $ 74.7 Impact of special charges 0.4 3.2 1.5 9.7 Adjusted income tax expense $ 26.6 $ 43.5 $ 77.3 $ 84.4 Income tax rate (2) 13.5% 22.1% 19.5% 21.9 % Impact of special charges 0.1% 0.2% 0.1% 0.2 % Adjusted income tax rate (2) 13.6% 22.3% 19.6% 22.1 % Net income $ 184.2 $ 152.1 $ 350.2 $ 291.2 Impact of special charges 1.4 10.0 4.5 31.3 Adjusted net income $ 185.6 $ 162.1 $ 354.7 $ 322.5 % increase versus year-ago period 14.5% 10.0 % Earnings per share - diluted $ 0.68 $ 0.56 $ 1.30 $ 1.08 Impact of special charges 0.01 0.04 0.02 0.12 Adjusted earnings per share - diluted $ 0.69 $ 0.60 $ 1.32 $ 1.20 % increase versus year-ago period 15.0% 10.0% (1) Operating income margin, impact of special charges, and adjusted operating income margin are calculated as operating income, impact of special charges, and adjusted operating income as a percentage of net sales for each period presented. (2) Income tax rate is calculated as income tax expense as a percentage of income from consolidated operations before income taxes. Adjusted income tax rate is calculated as adjusted income tax expense as a percentage of income from consolidated operations before income taxes excluding special charges of $195.4 million and $195.3 million for the three months ended May 31, 2024, and 2023 respectively, and $393.9 million and $382.6 million for the six months ended May 31, 2024 and 2023, respectively. Because we are a multi-national company, we are subject to variability of our reported U.S. dollar results due to changes in foreign currency exchange rates. Those changes have been volatile over the past several years. The exclusion of the effects of foreign currency exchange, or what we refer to as amounts expressed “on a constant currency basis”, is a non-GAAP measure. We believe that this non- GAAP measure provides additional information that enables enhanced comparison to prior periods excluding the translation effects of changes in rates of foreign currency exchange and provides additional insight into the underlying performance of our operations located outside of the U.S. It should be noted that our presentation herein of amounts and percentage changes on a constant currency basis does not exclude the impact of foreign currency transaction gains and losses (that is, the impact of transactions denominated in other than the local currency of any of our subsidiaries in their local currency reported results). Percentage changes in sales and adjusted operating income expressed on a constant currency basis are presented excluding the impact of foreign currency exchange. To present this information for historical periods, current period results for entities reporting in currencies other than the U.S. dollar are translated into U.S. dollars at the average exchange rates in effect during the corresponding period of the comparative year, rather than at the actual average exchange rates in effect during the current fiscal year. As a result, the foreign currency impact is equal to the current year results in local currencies multiplied by the change in the average foreign currency exchange rate between the current fiscal period and the corresponding period of the comparative year. Rates of constant currency growth (decline) follow: Three Months Ended May 31, 2024 Percentage Change as Reported Impact of Foreign Currency Exchange Percentage Change on Constant Currency Basis Net sales Consumer Segment Americas (1.6)% —% (1.6)% EMEA 5.0% 1.1% 3.9% APAC (4.8)% (3.9)% (0.9)% Total Consumer segment (0.8)% (0.3)% (0.5)% Flavor Solutions Segment Americas (0.2)% 0.7% (0.9)% EMEA (7.3)% 0.9% (8.2)% APAC 5.9% (4.4)% 10.3% Total Flavor Solutions segment (1.1)% 0.3% (1.4)% Total net sales (1.0)% —% (1.0)% Adjusted operating income Consumer segment (2.8)% (0.4)% (2.4)% Flavor Solutions segment 6.3% 0.4% 5.9% Total adjusted operating income 0.3% (0.1)% 0.4%

Six Months Ended May 31, 2024 Percentage Change as Reported Impact of Foreign Currency Exchange Percentage Change on Constant Currency Basis Net sales Consumer Segment Americas (0.8)% —% (0.8)% EMEA 9.1% 3.1% 6.0% APAC (6.2)% (2.9)% (3.3)% Total Consumer segment 0.2% 0.2% —% Flavor Solutions Segment Americas 2.1% 1.0% 1.1% EMEA (3.2)% 1.9% (5.1)% APAC 3.8% (3.7)% 7.5% Total Flavor Solutions segment 1.2% 0.7% 0.5% Total net sales 0.7% 0.4% 0.3% Adjusted operating income Consumer segment (0.4)% —% (0.4)% Flavor Solutions segment 9.8% 0.8% 9.0% Total adjusted operating income 2.6% 0.2% 2.4% To present "constant currency" information for the fiscal year 2024 projection, projected sales and adjusted operating income for entities reporting in currencies other than the U.S. dollar are translated into U.S. dollars at the Company's budgeted exchange rates for 2024 and are compared to the 2023 results, translated into U.S. dollars using the same 2024 budgeted exchange rates, rather than at the average actual exchange rates in effect during fiscal year 2023. To estimate the percentage change in adjusted earnings per share on a constant currency basis, a similar calculation is performed to arrive at adjusted net income divided by historical shares outstanding for fiscal year 2023 or projected shares outstanding for fiscal year 2024, as appropriate. Projections for the Year Ending November 30, 2024 Percentage change in net sales (2)% to 0% Impact of unfavorable foreign currency exchange 1 % Percentage change in net sales in constant currency (1)% to 1% Percentage change in adjusted operating income 3% to 5% Impact of unfavorable foreign currency exchange 1 % Percentage change in adjusted operating income in constant currency 4% to 6%

Percentage change in adjusted earnings per share - diluted 4% to 6% Impact of unfavorable foreign currency exchange 1 % Percentage change in adjusted earnings per share - diluted in constant currency 5% to 7% The following provides a reconciliation of our estimated earnings per share to adjusted earnings per share for 2024 and actual results for 2023: Year Ended 2024 Projection 11/30/23 Earnings per share - diluted $2.76 to $2.81 $ 2.52 Impact of special charges 0.04 0.18 Adjusted earnings per share - diluted $2.80 to $2.85 $ 2.70 Live Webcast As previously announced, McCormick will hold a conference call with analysts today at 8:00 a.m. ET. The conference call will be webcast live via the McCormick website. Go to ir.mccormick.com and follow directions to listen to the call and access the accompanying presentation materials. At this same location, a replay of the call will be available following the live call. Past press releases and additional information can be found at this address. Forward-Looking Information Certain statements contained in this release, including statements concerning expected performance such as those relating to net sales, gross margin, earnings, cost savings, special charges, acquisitions, brand marketing support, volume and product mix, income tax expense, and the impact of foreign currency rates are “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. These statements may be identified by the use of words such as “may,” “will,” “expect,” “should,” “anticipate,” “intend,” “believe” and “plan” and similar expressions. These statements may relate to: general economic and industry conditions, including consumer spending rates, interest rates, and availability of capital; expectations regarding sales growth potential in various geographies and markets, including the impact from brand marketing support, product innovation, and customer, channel, category, heat platform and e-commerce expansion; expected trends in net sales and earnings performance and other financial measures; the expected impact of pricing actions on the Company's results of operations and gross margins; the impact of price elasticity on our sales volume and mix; the expected impact of the inflationary cost environment on our business; the expected impact of factors affecting our supply chain, including the availability and prices of commodities and other supply chain resources including raw materials, packaging, labor, energy, and transportation; the expected impact of productivity improvements, and cost savings, including those associated with our CCI and GOE programs and Global Business Services operating model initiative; the ability to identify, attract, hire, retain and develop qualified personnel and develop the next generation of leaders; the impact of the ongoing conflicts between Russia and Ukraine, Israel and Hamas, and in the Red Sea, including the potential for broader economic disruption; expected working capital improvements; the expected timing and costs of implementing our business transformation initiative, which includes the implementation of a global enterprise resource planning (ERP) system; the expected impact of accounting pronouncements; the expectations of pension and postretirement plan contributions and anticipated charges associated with those plans; the holding period and market risks associated with financial instruments; the impact of foreign exchange fluctuations; the adequacy of internally generated funds and existing sources of liquidity, such as the availability of bank financing; the anticipated sufficiency of future cash flows to enable the payments of interest and repayment of short- and long-term debt, working capital needs, planned capital expenditures, quarterly dividends and our ability to obtain additional short- and long- term financing or issue additional debt securities; and expectations regarding purchasing shares of McCormick's common stock under the existing repurchase authorization. These and other forward-looking statements are based on management’s current views and assumptions and involve risks and uncertainties that could significantly affect expected results. Results may be materially affected by factors such as: the Company's ability to drive revenue growth; the Company's ability to increase pricing to offset, or partially offset, inflationary pressures on the cost of our products; damage to the Company's reputation or brand name; loss of brand relevance; increased private label use; the Company's ability to drive productivity improvements, including those related to our CCI program and streamlining actions, including our GOE program; product quality, labeling, or safety concerns; negative publicity about our products; actions by, and the financial condition of, competitors and customers; the longevity of mutually beneficial relationships with our large customers; the ability to identify, interpret and react to changes in consumer preference and demand; business interruptions due to natural disasters, unexpected events or public health crises; issues affecting the Company's supply chain and procurement of raw materials, including fluctuations in the cost and availability of raw and packaging materials; labor shortage, turnover and labor cost increases; the impact of the ongoing conflicts between Russia and Ukraine, Israel and Hamas, and in the Red Sea, including the potential for broader economic disruption; government regulation, and changes in legal and regulatory requirements and enforcement practices; the lack of successful acquisition and integration of new businesses; global economic and financial conditions generally, availability of financing, interest and inflation rates, and the imposition of tariffs, quotas, trade barriers and other similar restrictions; foreign currency fluctuations; the effects of our amount of outstanding indebtedness and related level of debt service as well as the effects that such debt service may have on the Company's ability to borrow or the cost of any such additional borrowing, our credit rating, and our ability to react to certain economic and industry conditions; impairments of indefinite- lived intangible assets; assumptions we have made regarding the investment return on retirement plan assets, and the costs associated with pension obligations; the stability of credit and capital markets; risks associated with the Company's information technology systems, including the threat of data breaches and cyber-attacks; the Company's inability to successfully implement our business transformation initiative; fundamental changes in tax laws; including interpretations and assumptions we have made, and guidance that may be issued, and volatility in our effective tax rate; climate change; Environmental, Social and Governance (ESG) matters; infringement of intellectual property rights, and those of customers; litigation, legal and administrative proceedings; the Company's inability to achieve expected and/or needed cost savings or margin improvements; negative employee relations; and other risks described in the Company's filings with the Securities and Exchange Commission. Actual results could differ materially from those projected in the forward-looking statements. The Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law. About McCormick McCormick & Company, Incorporated is a global leader in flavor. With over $6.5 billion in annual sales across 150 countries and territories, we manufacture, market, and distribute herbs, spices, seasonings, condiments and flavors to the entire food and beverage industry including retailers, food manufacturers and foodservice businesses. Our most popular brands with trademark registrations include McCormick, French’s, Frank’s RedHot, Stubb’s, OLD BAY, Lawry’s, Zatarain’s, Ducros, Vahiné, Cholula, Schwartz, Kamis, DaQiao, Club House, Aeroplane, Gourmet Garden, FONA and Giotti. The breadth and reach of our portfolio uniquely position us to capitalize on the consumer demand for flavor in every sip and bite, through our products and our customers' products. We operate in two segments, Consumer and Flavor Solutions, which complement each other and reinforce our differentiation. The scale, insights, and technology that we leverage from both segments are meaningful in driving sustainable growth. Founded in 1889 and headquartered in Hunt Valley, Maryland USA, McCormick is guided by our principles and committed to our Purpose – To Stand Together for the Future of Flavor. McCormick envisions A World United by Flavor where healthy, sustainable, and delicious go hand in hand. To learn more, visit: www.mccormickcorporation.com follow McCormick & Company on Instagram and LinkedIn. # # # For information contact: Investor Relations: Faten Freiha - faten_freiha@mccormick.com Global Communications: Lori Robinson - lori_robinson@mccormick.com (Financial tables follow)

Second Quarter Report McCormick & Company, Incorporated Consolidated Income Statement (Unaudited) (In millions except per-share data) Three months ended Six months ended May 31, 2024 May 31, 2023 May 31, 2024 May 31, 2023 Net sales $ 1,643.2 $ 1,659.2 $ 3,245.9 $ 3,224.7 Cost of goods sold 1,023.6 1,043.7 2,027.0 2,046.3 Gross profit 619.6 615.5 1,218.9 1,178.4 Gross profit margin 37.7% 37.1% 37.6% 36.5 % Selling, general and administrative expense 383.7 380.5 745.3 716.6 Special charges 1.8 13.2 6.0 41.0 Operating income 234.1 221.8 467.6 420.8 Interest expense 52.9 52.2 103.2 102.8 Other income, net 12.4 12.5 23.5 23.6 Income from consolidated operations before income taxes 193.6 182.1 387.9 341.6 Income tax expense 26.2 40.3 75.8 74.7 Net income from consolidated operations 167.4 141.8 312.1 266.9 Income from unconsolidated operations 16.8 10.3 38.1 24.3 Net income $ 184.2 $ 152.1 $ 350.2 $ 291.2 Earnings per share - basic $ 0.69 $ 0.57 $ 1.30 $ 1.09 Earnings per share - diluted $ 0.68 $ 0.56 $ 1.30 $ 1.08 Average shares outstanding - basic 268.6 268.4 268.5 $ 268.3 Average shares outstanding - diluted 269.7 269.8 269.7 269.8

Second Quarter Report McCormick & Company, Incorporated Consolidated Balance Sheet (Unaudited) (In millions) May 31, 2024 November 30, 2023 Assets Cash and cash equivalents $ 166.3 $ 166.6 Trade accounts receivable, net 598.5 587.5 Inventories 1,158.2 1,126.5 Prepaid expenses and other current assets 146.4 121.0 Total current assets 2,069.4 2,001.6 Property, plant and equipment, net 1,366.1 1,324.7 Goodwill 5,257.2 5,260.1 Intangible assets, net 3,338.9 3,356.7 Other long-term assets 956.0 919.2 Total assets $ 12,987.6 $ 12,862.3 Liabilities Short-term borrowings and current portion of long-term debt $ 1,139.0 $ 1,071.5 Trade accounts payable 1,210.3 1,119.3 Other accrued liabilities 635.0 908.1 Total current liabilities 2,984.3 3,098.9 Long-term debt 3,325.8 3,339.9 Deferred taxes 851.0 861.2 Other long-term liabilities 472.3 478.8 Total liabilities 7,633.4 7,778.8 Shareholders’ equity Common stock 2,234.7 2,199.6 Retained earnings 3,480.3 3,249.7 Accumulated other comprehensive loss (387.6) (388.6) Total McCormick shareholders' equity 5,327.4 5,060.7 Non-controlling interests 26.8 22.8 Total shareholders’ equity 5,354.2 5,083.5 Total liabilities and shareholders’ equity $ 12,987.6 $ 12,862.3

Second Quarter Report McCormick & Company, Incorporated Consolidated Cash Flow Statement (Unaudited) (In millions) May 31, 2024 May 31, 2023 Operating activities Net income $ 350.2 $ 291.2 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation and amortization 102.9 96.6 Stock-based compensation 31.1 38.5 Deferred income tax expense (benefit) (27.8) (1.2) Income from unconsolidated operations (38.1) (24.3) Changes in operating assets and liabilities Trade accounts receivable (13.6) 26.5 Inventories (28.9) 71.7 Trade accounts payable 90.7 (81.9) Other assets and liabilities (209.2) (58.2) Dividends from unconsolidated affiliates 44.2 35.3 Net cash flow provided by operating activities 301.5 394.2 Investing activities Capital expenditures (including software) (130.3) (118.6) Other investing activities 0.2 2.5 Net cash flow used in investing activities (130.1) (116.1) Financing activities Short-term borrowings, net 80.3 (776.8) Long-term debt borrowings — 496.4 Payment of debt issuance costs — (1.1) Long-term debt repayments (28.0) (9.1) Proceeds from exercised stock options 10.4 11.1 Taxes withheld and paid on employee stock awards (8.9) (10.8) Common stock acquired by purchase (4.5) (18.6) Dividends paid (225.5) (209.2) Other financing activities 4.0 — Net cash flow used in financing activities (172.2) (518.1) Effect of exchange rate changes on cash and cash equivalents 0.5 33.4 Decrease in cash and cash equivalents (0.3) (206.6) Cash and cash equivalents at beginning of period 166.6 334.0 Cash and cash equivalents at end of period $ 166.3 $ 127.4